Exhibit 10.6


[CLIFFORD CHANCE PUNDER LOGO]

                                                                  Conformed Copy



                               Dated [7 May] 2002






                        POOL ACQUISITION NETHERLANDS B.V.
                         as Outgoing Subordinated Lender

                           SANITEC INTERNATIONAL S.A.
                         as Incoming Subordinated Lender

                                   SANITEC OY
                                   as Company

               BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH
             as Liquidity Lender and as agent for the Beneficiaries



                                       AND

                              THE BANK OF NEW YORK
                                   as Trustee





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                               AMENDMENT AGREEMENT
    RELATING TO A SENIOR NOTES LOAN SUBORDINATION AGREEMENT DATED 14 DECEMBER
                                      2001
 ------------------------------------------------------------------------------

THIS AGREEMENT is dated [7 May] 2002 and made between:

(1)      POOL ACQUISITION NETHERLANDS B.V. (the "OUTGOING SUBORDINATED LENDER");

(2)      SANITEC INTERNATIONAL S.A. (the "INCOMING SUBORDINATED LENDER");

(3)      SANITEC OY (formerly Pool Acquisition Helsinki Oy) (the "COMPANY");

(4) BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH as Liquidity Lender and as agent for the Beneficiaries (the "LIQUIDITY LENDER" and the "AGENT"); and

(5) THE BANK OF NEW YORK as trustee for holders of the Senior Notes (the "TRUSTEE").

RECITALS

(A) Pursuant to a EUR 615,000,000 senior multicurrency term loan and revolving credit facilities agreement dated 26 April 2001 between, INTER ALIOS, Pool Acquisition Helsinki Oy as parent and original borrower, Pool Acquisition Helsinki Oy and Pool Financing Helsinki Oy as original guarantors, Bayerische Hypo- und Vereinsbank AG as arranger and underwriter, Bayerische Hypo- und Vereinsbank AG, London Branch as agent and as security agent and the Banks (as defined therein) (as amended, novated, supplemented, superseded or extended from time to time, the "SENIOR FACILITIES AGREEMENT"), the Banks agreed to grant certain facilities to the original borrower and certain entities which accede thereto as additional borrowers.

(B) Pursuant to an EUR 245,000,000 junior facility agreement dated 26 April 2001 between, INTER ALIOS, Fin Newco II as junior borrower, Fin Newco I as junior guarantor, Bayerische Hypo- und Vereinsbank AG as junior arranger and junior underwriter and Bayerische Hypo- und Vereinsbank AG, London Branch as junior agent and security agent and the Junior Lenders (as defined therein) (as amended, novated, supplemented, superseded or extended from time to time, the "JUNIOR FACILITY AGREEMENT"), the Junior Lenders have agreed to grant a term loan facility to the junior borrower.

(C) It was intended that the Outgoing Subordinated Lender would issue high-yield debt securities (the "SENIOR NOTES") to be constituted pursuant to an indenture.

(D) The Outgoing Subordinated Lender entered into a subordinated loan agreement with the Company on or about 14 December 2001 (as amended, novated, supplemented, superseded or extended from time to time, the "SENIOR NOTES LOAN AGREEMENT") pursuant to which the Outgoing Subordinated Lender as lender agreed to lend certain amounts to the Company as borrower.

(E) Pursuant to the terms of a senior notes loan subordinated agreement dated on or about 14 December 2001 (as amended, novated, supplemented, superseded or extended from time to time, the "SENIOR NOTES LOAN SUBORDINATION AGREEMENT"), the payment claims of the Outgoing Subordinated Lender against the Company in relation to the

         Senior Notes Loan Agreement were regulated and/or subordinated in the manner set out therein.

(F) Pursuant to a merger plan dated 7 November 2001 and a subsidiary merger as referred to in Chapter 14, Section 1, Subsection 3 of the Finnish Companies Act (statute 1978/734 as amended) which became effective on registration of the merger in the Finnish Trade Register, the Target Company merged into Fin Newco I which merged entity was subsequently renamed Sanitec Oy.

(G) Sanitec Oy has notified the Facility Agent that (i) a new German holding company ("GERMAN NEWCO") in the form of a stock corporation (AKTIENGESELLSCHAFT) and a new Luxembourg holding company ("LUX NEWCO II") in the form of a stock corporation (SOCIETE ANONYME) have been incorporated. Lux Newco II holds the shares in Dutch Newco. German Newco will following the issue of the Senior Notes be interposed between Lux Newco and Lux Newco II, (ii) Dutch Newco will be dissolved and thus replaced by Lux Newco II (and Lux Newco II rather than Dutch Newco shall then issue the Senior Notes) and (iii) Sanitec Oy wishes to upstream additional monies to Lux Newco, Lux Newco II and German Newco.

(H) The parties to the Senior Notes Loan Subordination Agreement (with Bayerische Hypo- und Vereinsbank AG, London Branch acting as agent of the Beneficiaries) have now agreed to amend the Senior Notes Loan Subordination Agreement on the terms and subject to the conditions hereof.

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS
         In this Agreement:

         "EFFECTIVE DATE" means the date on which the Agent confirms to the Beneficiaries and the Company that it has received each of the documents listed in Schedule 1 (CONDITIONS PRECEDENT), each in a form and substance satisfactory to the Agent.

         "RESTATED AGREEMENT" means the Senior Notes Loan Subordination Agreement, as amended by this Agreement, the terms of which are set out in Annex I (RESTATED AGREEMENT).

1.2      INCORPORATION OF DEFINED TERMS
         (a) Terms defined in the Senior Notes Loan Subordination Agreement (whether expressly or by reference to any other document or agreement) shall, unless otherwise defined herein, have the same meaning herein.

         (b) The principles of construction set out in the Senior Notes Loan Subordination Agreement (whether expressly or by reference to any other document or agreement) shall have effect as if set out in this Agreement.

1.3      CLAUSES
         (c) In this Agreement any reference to a "Clause", "Annex" or "Schedule" is, unless the context otherwise requires, a reference to a Clause, Annex or Schedule of this Agreement.

         (d) Clause, Annex and Schedule headings are for ease of reference only.

2.       RESTATEMENT

         RESTATEMENT OF THE SENIOR NOTES LOAN SUBORDINATION AGREEMENT

         With effect from the Effective Date the Senior Notes Loan Subordination Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Annex I (RESTATED Agreement.)

3.       ACCESSION

         Sanitec International S.A. hereby agrees with each other person who is or who becomes a party to the Amended Agreement that with effect on and from the date herof it wil be bound by the Amended Agreement as if it had been an original party to the Amended Agreement.

         Address for notice of Sanitec International S.A. for the purpose of Clause 10 (NOTICES) of the Amended Agreement is:

         19-21 Boulevard du Prince Henri, L-1724 Luxembourg

         Trustee hereby agrees with each other person who is or who becomes a party to the Amended Agreement that with effect on and from the date hereof it will be bound by the Amended Agreement as trustee for the holders of the Senior Notes as if it had been an original party to the Amended Agreement in that capacity.

         Address for notice of Trustee for the purpose of Clause 10 (NOTICES) of the Amended Agreement is:

         ATO: Paul Pereira
         The Bank of New York
         One Canada Square
         London E14 5 AL
4.       REPRESENTATIONS  AND COVENANT

         Each of the Company and the Incoming Subordinated Lender makes the Repeated Representations as if each reference in those representations to "this Agreement" or "the Finance Documents" includes a reference to
         (a) this Agreement and (b) the Restated Agreement.

         The Company covenants to supply to the Agent a certificate of an Authorised Signatory of each Obligor (as defined in Schedule 1 hereto) setting out the names and signatures of the persons authorised to sign, on behalf of such Obligor, this Agreement and any documents to be delivered by such Obligor pursuant hereto (a certificate presented in connection with the signing of the Finance Documents on 26 April 2001 and/or 6 June 2001 may be presented, if the persons authorised to sign on behalf of such Obligor are the same as the ones who signed the Finance Documents on 26 April 2001 and/or 6 June 2001) within three weeks from the Effective Date.



5.       CONTINUITY AND FURTHER ASSURANCE

5.1      CONTINUING OBLIGATIONS AND FINANCE DOCUMENT
         The provisions of the Finance Documents shall, save as amended in this Agreement, continue in full force and effect. This Agreement shall constitute a Finance Document.

5.2      FURTHER ASSURANCE
         The Company shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

6.       FEES, COSTS AND EXPENSES

6.1      TRANSACTION EXPENSES
         The Company shall promptly on demand pay the Agent and each of the Beneficiaries the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of this Agreement and any other document referred to in this Agreement.

6.2      ENFORCEMENT COSTS
         The Company shall, within three Business Days of demand, pay to each Beneficiary the amount of all costs and expenses (including legal fees) incurred by that Beneficiary in connection with the enforcement of, or the preservation of any rights under this Agreement and any other document referred to in this Agreement.

6.3      STAMP TAXES
         The Company shall pay and, within three Business Days of demand, indemnify each Beneficiary against any cost, loss or liability that Beneficiary incurs in relation to all stamp duty, registration and other similar taxes payable in respect of this Agreement and any other document referred to in this Agreement.

7.       MISCELLANEOUS

7.1      INCORPORATION OF TERMS
         The provisions of Clause 12 (PARTIAL INVALIDITY; WAIVER), Clause 13
         (LAW) and Clause 14 (JURISDICTION) of the Senior Notes Loan Subordination Agreement shall be incorporated into this Agreement as if set out in full herein and as if references therein to "this Agreement" or "the Finance Documents" are references to this Agreement.

7.2      COUNTERPARTS
         This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1
                              CONDITIONS PRECEDENT

1. In relation to the Outgoing Subordinated Lender, the Incoming Subordinated Lender and the Company (together, the "OBLIGORS" and each an "OBLIGOR"):

         (a) a copy of the constitutional documents of such Obligor, certified as true, complete and up-to-date as at the date hereof the

         (b) a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of such Obligor, of a board/shareholders/managing directors resolution or any other resolution required by law of such Obligor approving the execution, delivery and performance of this Agreement and the terms and conditions hereof and authorising a named person or persons to sign this Agreement and any documents to be delivered by such Obligor pursuant hereto (a resolution presented in connection with the signing of the Finance Documents on 26 April 2001 and/or 6 June 2001 may be presented, if such resolution also covers the execution of this Agreement); and

2. Execution and delivery of amendment agreements amending the terms of the Senior Facility Agreement, the Junior Facility Agreement and the Subordination Agreement.

                                     ANNEX I

                                AMENDED AGREEMENT

                                   SIGNATURES

THE OUTGOING SUBORDINATED LENDER

POOL ACQUISITION NETHERLANDS B.V.



By:      [Dr. Jens Moraht by power of attorney]



THE INCOMING SUBORDINATED LENDER

SANITEC INTERNATIONAL S.A.



By:      [DR. JENS MORAHT BY POWER OF ATTORNEY]



THE COMPANY

SANITEC OY (FORMERLY POOL ACQUISITION HELSINKI OY)



By:      [Dr. Jens Moraht by power of attorney]



THE LIQUIDITY LENDER AND THE AGENT

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH as Liquidity Lender and as agent for the Beneficiaries


BY:      [Christopher Keen by power of attorney]

         [Peter Herreiner by power of attorney]



THE TRUSTEE

THE BANK OF NEW YORK
as Trustee for the holders of the Senior Notes



By:      [Paul Pereira, AVP]

[CLIFFORD CHANCE PUNDER LOGO]


                                                                         ANNEX I




                           SANITEC INTERNATIONAL S.A.
                             AS SUBORDINATED LENDER



                          POOL ACQUISITION HELSINKI OY
                                   AS COMPANY



                                THE BENEFICIARIES
                                  NAMED HEREIN


                              THE BANK OF NEW YORK
                 AS TRUSTEE FOR THE HOLDERS OF THE SENIOR NOTES







              ----------------------------------------------------

                    SENIOR NOTES LOAN SUBORDINATION AGREEMENT

              ----------------------------------------------------

                                    CONTENTS

CLAUSE                                                                                              PAGE



1.       Interpretation................................................................................2


2.       Subordination (RANGRUCKTRITT) of Subordinated Liabilities.....................................6


3.       Covenants of the Subordinated Creditors.......................................................7


4.       Permitted Payments............................................................................8


5.       Enforcement...................................................................................8


6.       Waiver........................................................................................9


7.       Second  Share Pledge and Acknowledgment of Subordination.....................................10


8.       Other Security and Dealings..................................................................11


9.       Syndication..................................................................................11


10.      Notices, Amendments, Waiver..................................................................12


11.      Counterparts.................................................................................12


12.      Partial Invalidity; Waiver...................................................................12


13.      Law..........................................................................................13


14.      Jurisdiction.................................................................................13


SCHEDULE 1 FORM OF SENIOR NOTES LOAN AGREEMENT........................................................14

THIS SUBORDINATION AGREEMENT is made the 14 day of December 2001

BETWEEN:

(1)      SANITEC INTERNATIONAL S.A. (the "SUBORDINATED LENDER");

(2) SANITEC OY ( formerly known as Pool Acquisition Helsinki Oy), a limited liability company duly organised under the laws of Finland with its registered corporate seat in Helsinki, registered under the Y-code (Business code) 1700086-7 at the Trade Register in Helsinki (the "COMPANY");

(3) THE BENEFICIARIES whose names are set out on the execution pages of this agreement as beneficiaries (each a "BENEFICIARY" and together with the entities who accede hereto as beneficiaries, the "BENEFICIARIES"); and

(4) The Bank of new york as trustee for the holders of the Senior Notes (the "TRUSTEE").

WHEREAS:

(A) Pursuant to the terms of a senior facility agreement dated 26 April 2001 (as amended, restated, novated and/or extended from time to time) made between the Senior Agent, the Senior Arranger, the Security Agent, the Senior Banks, Fin Newco I, Fin Newco II and others (the "SENIOR FACILITY AGREEMENT") the Senior Banks have made available to Fin Newco I and certain of its subsidiaries senior secured debt facilities (the "SENIOR FACILITIES") in a total amount of up to EUR 615,000,000.

(B) Pursuant to the terms of a Junior Facility Agreement dated 26 April 2001 (as amended, restated, novated and/or extended from time to time) made between the Junior Agent, the Junior Arranger, the Security Agent, the Junior Lenders, Fin Newco II and others (the "JUNIOR FACILITY AGREEMENT") the Junior Lenders have made available to Fin Newco II a second priority secured Junior debt facility (the "JUNIOR FACILITY") in an amount of up to EUR 245,000,000.

(C) The proceeds of the Junior Facility were on-lent from Fin Newco II to Fin Newco I pursuant to the terms of a junior on-loan agreement dated 26 April 2001 (as amended, restated, novated and/or extended from time to time) hereof (the "JUNIOR ON-LOAN AGREEMENT") by way of a junior on-loan (the "JUNIOR ON-LOAN").

(D) Pursuant to the terms of a liquidity facility agreement dated 6 June 2001 (as amended, restated, novated and/or extended from time to time) after the date hereof made between the Liquidity Lender and Fin Newco I (the "LIQUIDITY FACILITY AGREEMENT") the Liquidity Lender has made available a third priority secured liquidity facility (the "LIQUIDITY FACILITY") in an amount up to EUR 40,000,000. The amounts outstanding under the Liquidity Facility Agreement have been repaid and the Liquidity Facility has been cancelled.

(E) Pursuant to an intercreditor agreement dated 26 April 2001 (as amended, restated, novated and/or extended from time to time) (the "INTERCREDITOR AGREEMENT") the claims of the Senior Agent, the Senior Arranger, the Security Agent and the Senior Banks against the Obligors under the Senior Facilities Agreement and certain security documents, the claims of the Junior Agent, the Junior Arranger, the Security Agent and the Junior Lenders against the Obligors under the Junior Facility Agreement and certain security documents and the claims of the Security Agent and the Liquidity Lender against the Obligors under the Liquidity Facility Agreement and certain security documents are regulated and/or subordinated as set out therein.

(F) It is intended that the Subordinated Lender will issue high-yield debt securities ("SENIOR NOTES") to be constituted pursuant to an indenture (the "INDENTURE").

(G) The Subordinated Lender will enter into a subordinated loan agreement with the Company (as amended, novated, supplemented, superseded or extended from time to time the "SENIOR NOTES LOAN AGREEMENT") in the form attached hereto as Schedule 1 (FORM OF SENIOR NOTES LOAN AGREEMENT).

(H) Pursuant to a subordination agreement dated 26 April 2001 (as amended, restated, novated and/or extended from time to time) between, INTER ALIA, the initial investors named therein, Pool Acquisition Helsinki Oy as parent, original borrower, liquidity borrower and original guarantor, Bayerische Hypo- und Vereinsbank AG, London Branch as senior agent, junior agent and security agent (the "SUBORDINATION AGREEMENT") the payment claims of the Initial Investors and following its accession Pool Acquisition Netherlands B.V. and the Subordinated Lender against the Company are regulated and/or subordinated as set out therein, save for the payment claims of the Subordinated Lender against the Company under the Senior Notes Loan Agreement which are regulated under this Agreement.

(I) It has been agreed between the parties hereto that the payment claims of the Subordinated Lender against the Company in relation to the Senior Notes Loan Agreement shall be regulated and/or subordinated in the manner set out herein.

NOW IT IS HEREBY AGREED as follows:

1.       INTERPRETATION

1.1      In this Agreement:

         "ANCILLARY LIABILITIES" in relation to any of the Subordinated Liabilities and the Liabilities means:

         (a) any refinancing, novation (not being a transfer permitted by any Finance Document), refunding, deferral or permitted extension of any of the Subordinated Liabilities or the Liabilities;

         (b) any permitted further advance which may be made under any agreement supplemental to any relevant facilities agreement relating to the Subordinated Liabilities or the Liabilities plus all interest, fees and costs in connection therewith;

         (c) any claim against any Obligor flowing from any recovery by an Obligor of a payment or discharge in respect of the Subordinated Liabilities or the Liabilities on the grounds of preference or otherwise; and

         (d) any amounts (such as post-insolvency interest) which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency or other proceedings.

         "ASSIGNMENT AGREEMENT" means the pledge agreement pursuant to which the claims of the Subordinated Lender under the Shareholder Loans and under the PIK Loan Agreement (including following the Shareholder Loan Restructuring and the PIK Loan Restructuring) and under the Senior Notes Loan Agreement will be pledged to the Trustee. The Assignment Agreement and the Second Share Pledge may be incorporated into one document.

         "BENEFICIARIES" means the Finance Parties.

         "DISCHARGE DATE" means the date on which all Liabilities have been fully paid and discharged to the satisfaction of the Security Agent (acting reasonably), whether or not as a result of an enforcement.

         "EVENT OF DEFAULT" means any event of default (howsoever described) under the Senior Facility Agreement.

         "INSOLVENCY EVENT" means:

         (a) the appointment of an insolvency administrator in respect of the Company or any of its assets:

         (b) the shareholders of the Company pass a resolution for its dissolution, liquidation or winding up; or

         (c) the Company having commenced negotiations with its third-party creditors with a view to rescheduling or restructuring its indebtedness VIS-A-VIS such third party creditors (in whole or in part) by reason of its inability to meet payments of all such indebtedness on its due date for payment.

         "LIABILITIES" means all present and future sums, liabilities and obligations payable or owing by any Obligor to any of the Beneficiaries (whether contractual or by operation of law) under, pursuant to or otherwise in connection with the Finance Documents together with all Ancillary Liabilities relating thereto.

         "MAJORITY BENEFICIARIES" means a Beneficiary or Beneficiaries to whom in aggregate more than sixty-six and two thirds per cent. of the amounts outstanding under the Senior Facilities is (or, immediately prior to its repayment, was then) owed, calculated on the date on which the Facility Agent under the Senior Facilities Agreement seeks instructions from the Beneficiaries.

         "PAYMENT BLOCKAGE PERIOD" means the period for which the Security Agent has issued a blockage notice to the Company (copied to the Subordinated Lender and to the Trustee) specifying that no payments may be made in respect of the Subordinated Liabilities for a specific period as a result of the occurrence of an Event of Default, PROVIDED THAT:

         (a) such blockage shall only be effective and only last whilst such Event of Default is continuing;

         (b) such blockage will last for no longer than 179 days from the date such notice was served;

         (c) there can be no more than one such blockage notice(s) served in any period of 365 days; and

         (d) no Event of Default that existed when a blockage notice was given can be the basis of a subsequent blockage notice unless cured for a period of at least 180 days in between.

         "PERMITTED PAYMENTS" means (i) interest payments under the Senior Notes Loan Agreement at a rate no greater than the cash interest rate under the Senior Notes together with any additional amounts payable under applicable tax gross-up provisions of the Senior Notes and any additional interest payable in the event of a registration default in respect of the Senior Notes, (ii) the payment of principal amount due under the Senior Notes Loan Agreement on the Repayment Date (as defined in the Senior Notes Loan Agreement) and (iii) indemnity payments in respect of Senior Notes Costs.

         "SECURITY" means any encumbrance, hypothecation, guarantee, indemnity or other security or preferential arrangement, present or future, actual or contingent.

         "SECURITY AGENT" means Bayerische Hypo- und Vereinsbank AG, London Branch and any substitute or replacement agent then acting on behalf of the Beneficiaries.

         "SENIOR NOTES DOCUMENTS" means the Indenture and the Senior Notes.

         "SENIOR NOTES PAYMENT DEFAULT" means a payment default under the Senior Notes Documents, relating to principal, premium, interest or otherwise, which is continuing. For clarification purposes, this does not include a cross-default under the Senior Notes Documents due to a non-payment of other debt.

         "SENIOR NOTES PAYMENT DEFAULT DATE" means the date on which a Senior Notes Payment Default has occurred.

         "SENIOR PAYMENT DEFAULT" means a payment default under the Finance Documents which is continuing and relating to (i) the non-payment of principal or interest or (ii) the non-payment of any other amount which, when aggregated with all other amounts not paid, exceeds EUR 1,000,000.

         "STANDSTILL PERIOD" means a period that begins on the Senior Notes Payment Default Date and ends on the first to occur of:

         (a) the expiry of 120 days from the date the Company or the Subordinated Lender has notified the Senior Agent in writing that there has been a Senior Notes Payment Default; and

         (b)      the date upon which an Insolvency Event occurs.

         "SHARE PLEDGE" means all pledges over shares in the Company granted as security for any of the Liabilities.

         "SECOND SHARE PLEDGE" means a second ranking share pledge over the shares in the Company granted to the Trustee as security for the Senior Notes.

         "SUBORDINATED LIABILITIES" means all present and future sums, liabilities and obligations payable or owed by the Company to the Subordinated Lender under, pursuant to or in connection with the Senior Notes Loan Agreement together with all Ancillary Liabilities relating thereto.

1.2 Terms and expressions defined in the Senior Facility Agreement shall have the same meaning in this Agreement except as otherwise defined herein.



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

1.3 Unless the context or the express provisions of this Agreement otherwise require, all references to a party include references to its permitted assignees and transferees and its successors in title and (where applicable) to any replacement or additional agent or Security Agent or Trustee.

1.4 Save where the contrary is indicated, any reference in this Agreement to:

1.4.1 this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented;

1.4.2 a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted.

1.5      Clause headings are for ease of reference only.

2.       SUBORDINATION (RANGRUCKTRITT) OF SUBORDINATED LIABILITIES

2.1 In consideration of the Beneficiaries making or continuing to make advances or giving credit or granting other facilities or accommodation pursuant to the Senior Facility Agreement, the Subordinated Lender and the Company hereby agree with the Security Agent (on behalf of the Beneficiaries) and declare as follows:

2.2 Until the Discharge Date, the Subordinated Liabilities shall be irrevocably subordinated (TRETEN IM RANG ZURUCK) to all Liabilities and subject in right of payment to the extent and in the manner hereinafter set forth. The subordination effected hereunder shall also apply upon and after the application for the commencement of insolvency proceedings or any similar event in relation to the Company (ANTRAG AUF EROFFNUNG DES INSOLVENZVERFAHRENS). The subordination shall continue to be effective upon any amendment, supplement, variation or novation of any of the Finance Documents.

2.3 Save to the extent permitted by Clause 4 (PERMITTED PAYMENTS), until the Discharge Date the Company will not make any prepayment or payment (whether in cash, by way of transfer of assets or otherwise) on account of or grant or permit to subsist any Security in respect of the Subordinated Liabilities nor shall the Subordinated Lender, save to the extent permitted by Clause 5 (ENFORCEMENT), be entitled to demand or receive any such payment or prepayment or Security or to commence any proceedings against the Company or take any action in respect of the Subordinated Liabilities or any part thereof (including, without limitation, the exercise of any right of set-off, counterclaim or lien or any action or step with a view to winding-up the Company).

2.4 In the event of payment or prepayment of principal, interest or otherwise (whether in cash, by way of transfer of assets or otherwise) being made to, or Security being held by the Subordinated Lender in breach of Clause 2.3, the Subordinated Lender will forthwith return to the Company any sum or other assets which shall have been received by it from the Company in consequence of such breach (which sum or other assets shall be deemed not to have reduced the liability of the Company to the Subordinated Lender) and until such payment or transfer the Subordinated Lender will hold such sums or other assets or such Security (as the case may be) on trust (TREUHANDERISCH) for the Company provided, however, that these provisions shall not constitute or create or be deemed to constitute or create any encumbrance or other security interest of any kind.

2.5 Neither the Subordinated Lender nor the Company shall knowingly take or omit to take any action whereby the subordination of the Subordinated Liabilities (or any part thereof) as contemplated in this Clause 2 might be terminated, impaired or adversely affected.

3.       COVENANTS OF THE SUBORDINATED CREDITORS

3.1 The Subordinated Lender hereby covenants with the Security Agent (on behalf of the Beneficiaries) that until the Discharge Date it will not, save to the extent permitted by Clause 4 (PERMITTED PAYMENTS) or Clause 5 (ENFORCEMENT) and except pursuant to the Assignment Agreement (i) assign, pledge or otherwise dispose of the Subordinated Liabilities or any part thereof; (ii) purport to set off at any time any amount payable by it to the Company against any amount of the Subordinated Liabilities; and (iii) enforce any of the Subordinated Liabilities if this would lead to the insolvency of the Company according to Finnish law.

3.2 The Subordinated Lender and the Company hereby agree that the Subordinated Liabilities shall be personal liabilities (PERSONLICHE FORDERUNGEN) and as such shall not be assignable other than (i) by way of the Assignment Agreement (PROVIDED THAT the Trustee has prior to such assignment acceded to this Agreement) or (ii) as otherwise expressly permitted in this Agreement.

3.3 The Subordinated Lender and the Company hereby agree not to amend, supplement, release, cancel or waive, any term of the Senior Notes Loan Agreement or this Agreement, without the prior written consent of the Majority Beneficiaries where such amendment, supplement, release, cancellation or waiver reasonably might be expected to adversely affect the interests of the Beneficiaries.

4.       PERMITTED PAYMENTS

4.1 Prior to the Discharge Date and subject to Clauses 4.2 and 4.3 below, the Subordinated Lender shall be entitled to request a Permitted Payment and the Company shall be entitled to make a Permitted Payment to the extent that the payment or receipt is a payment in accordance with the terms of the Senior Notes Loan Agreement, provided that any such Permitted Payment shall not be permitted to be made by the Company more than five Business Days prior to the corresponding payment due date under the Senior Notes.

4.2 If a Senior Payment Default has occurred which is continuing, then no payments may be made or received in respect of any Subordinated Liability until the Senior Payment Default has been remedied or waived in writing or has ceased to exist.

4.3 If any other Event of Default has occurred, no payments may be made during the Payment Blockage Period in respect of any Subordinated Liability.

4.4 The suspension of payments pursuant to this Agreement shall not be construed as a waiver by the Subordinated Lender of the Subordinated Liabilities, but shall mean that any payments not permitted shall be deferred (EINREDE DER STUNDUNG) until the first date thereafter on which such payment is permitted by this Agreement, at which date such payment shall fall due.

4.5 A failure to make any payments under the Senior Notes by reason of any provision in this Agreement or in the Senior Notes Loan Agreement shall not be construed as preventing or waiving the occurrence of a default under the Senior Notes.

5.       ENFORCEMENT

         If at any time before the Discharge Date there occurs an event or circumstance which entitles the Subordinated Lender to terminate or accelerate the Subordinated Liabilities, or any event giving rise to an obligation of the Company to repay the Subordinated Liabilities, the Subordinated Lender shall promptly notify the Security Agent of such event but the Subordinated Lender shall not, without the prior written consent of the Security Agent (for and on behalf of the Beneficiaries):

         (a) terminate or accelerate any of the Subordinated Liabilities or otherwise declare any of the Subordinated Liabilities prematurely payable or due;

         (b) enforce the Subordinated Liabilities by attachment, execution or by initiating or supporting any insolvency proceedings;

         (c) demand or receive any Security in respect of the Subordinated Liabilities;

         (d) commence any proceedings against the Company in respect of the Subordinated Liabilities; or

         (e) take any other enforcement action in respect of the Subordinated Liabilities or any part thereof,

         unless (in the case of each of (a) through (e) above):

         (i) a Senior Notes Payment Default has occurred which is continuing; and

         (ii) the Standstill Period relating to such Senior Notes Payment Default has expired.

         PROVIDED THAT upon the occurrence and during the continuance of a Senior Payment Default or a Payment Blockage Period, the Company will not be permitted to make, and the Subordinated Lender will not be permitted to retain, payment of any amount under the Senior Notes Loan Agreement (except for the issuing of securities in lieu of payments that are subordinated at least to the same extent that the Subordinated Liabilities are subordinated to the Liabilities).

6.       WAIVER

         The Subordinated Lender hereby explicitly and irrevocably waives any and all of its rights and claims against the Company arising under or in relation to the Subordinated Liabilities upon the suspensive conditions (AUFSCHIEBENDE BEDINGUNGEN) of (a) the receipt of a notice by the Subordinated Lender from the Security Agent (acting on behalf of the Beneficiaries) confirming that the shares in the Company which are secured pursuant to the Share Pledge have been sold pursuant to the enforcement of the Share Pledge (i) by way of public auction; or (ii) in a way that the highest price for such a sale reasonably achievable in the circumstances as certified by an independent investment bank has been achieved; or (iii) by any other way if consented to by the Trustee in writing; and (b) receipt of payment of the purchase price owing from the purchaser of such shares in the Company by the Security Agent on behalf of the Beneficiaries and, to the extent the purchase price exceeds the Liabilities, receipt of such excess amount by the Subordinated Lender or, following the enforcement by the Trustee of its rights under the Assignment Agreement, by the Trustee (on behalf of the holders of the Senior Notes).

7.       SECOND  SHARE PLEDGE AND ACKNOWLEDGMENT OF SUBORDINATION

         The Trustee, hereby covenants with the Beneficiaries that until the Discharge Date it will not take any action to enforce the Second Share Pledge.

         The Trustee hereby further agrees that upon enforcement by it of the security over the Senior Notes Loan Agreement constituted by the Assignment Agreement its rights in respect of the Senior Notes Loan Agreement (in particular but without limitation to receive payments thereunder and to enforce the provisions thereof against the Company) shall be limited to the same extent as the Subordinated Lenders<180> rights under the Senior Notes Loan Agreement are limited by the terms of this Agreement.

         The Trustee hereby agrees with the Beneficiaries that in case of a refinancing of the Liabilities the Second Share Pledge shall remain second ranking as set forth in the deed constituting the Second Share Pledge even following the Discharge Date.

         In the event of breach of this Clause 7 by the Trustee the Trustee will forthwith pay to the Security Agent (on behalf of the Beneficiaries) any sum or other asset which shall have been received by it in consequence of any such action taken in breach of this Clause 7 (which sum or other assets shall be deemed not to have reduced the liability of the Subordinated Lender to the Trustee under the Senior Notes or of the Company to the Subordinated Lender under the Senior Notes Loan Agreement) and until such payment or transfer the Trustee will hold such sums or assets on trust (TREUHANDERISCH) for the Security Agent provided, however, that these provisions shall not constitute or create or be deemed to constitute or create any encumbrance or other security interest of any kind.

         With respect to the Beneficiaries and the Security Agent the Trustee shall perform or observe only such of its covenants and obligations as are specifically set forth in this Clause 7, and no implied covenants or obligations with respect to the Beneficiaries or the Security Agent shall be read into this Agreement against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the Beneficiaries or the Security Agent other than as expressly provided for by this Agreement. Without prejudice to the aforesaid, the Trustee shall not be liable for any losses arising out of any acts or omission of the Trustee under this Agreement except to the extent that such losses arise by virtue of the Trustee's willful default, negligence or fraud.

         The Trustee has the right to request the Security Agent to confirm to the Trustee in writing whether or not there has occurred a Senior Payment Default, whether or not a Standstill Period and/or a Payment Blockage Period is running and whether or not the Discharge Date has occurred. The Security Agent shall upon any such request by the Trustee confirm in writing to the Trustee as requested within 10 Business Days from such request. The parties to this Agreement agree that the Trustee may rely on any such confirmation in writing issued by the Security Agent.

8.       OTHER SECURITY AND DEALINGS

         The Subordinated Lender, the Company and the Beneficiaries hereby agree that the subordination hereby effected shall be in addition to and shall not prejudice or affect any Security or any right or remedy of the Beneficiaries in respect of the Liabilities whether from the Company or the Subordinated Lender (or either of them) or any other person nor shall the provisions hereof be prejudiced or affected by:

         (a) any Security or right or remedy of the Beneficiaries in respect of the Liabilities;

         (b) any time or indulgence granted by the Beneficiaries to the Company or to any other person;

         (c) any variation, amendment, supplement or extension of the terms of any Security in respect of the Liabilities;

         (d) any arrangement or compromise made between the Beneficiaries and any of the Company or any other person;

         (e) any dealing with, exchange, release or invalidity of any Security in respect of the Liabilities;

         (f) any omission on the part of the Beneficiaries to enforce any of their rights against any of the Company or any other person or any Security in respect of the Liabilities;

         (g) the filing for insolvency proceedings in relation to Subordinated Lender and/or the Company; and

         (h) any other fact or circumstance whatsoever whether or not similar to any of the foregoing which could or might in any way diminish the Subordinated Lender's or the Company's obligations or the rights of the Beneficiaries under this Agreement.

9.       SYNDICATION

         This Agreement is a contract for the benefit of the Beneficiaries (VERTRAG MIT SCHUTZWIRKUNG FUR DRITTE). The Subordinated Lender and the Company agree that upon an assignment and/or transfer of any rights and benefits of any

         Beneficiary under the Finance Documents the relevant assignee or transferee shall become a beneficiary under this Agreement by acceding hereto.

10.      NOTICES, AMENDMENTS, WAIVER

10.1 Each communication to be made hereunder shall be made in writing but, unless otherwise stated, may be made by facsimile or letter. Each communication shall be in German or English and if in German shall be accompanied by a translation thereof into English certified as being true and accurate by an officer of the person making or delivering the same if so requested.

10.2 Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by written notice to the other parties hereto specified another address) be made or delivered to that other person at the addresses as set out on the execution pages hereof.

10.3 All amendments or supplements to this Agreement or any waiver with regard to this Agreement (including this Clause 10.3) shall be made in writing.

11.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered, shall be an original but all the counterparts shall together constitute but one and the same instrument.

12.      PARTIAL INVALIDITY; WAIVER

12.1 If at any time, one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, such provision shall as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof or of such provisions in any other jurisdiction. The parties agree that such illegal, invalid or unenforceable provision shall be deemed replaced by such provision which comes as close as possible to the purpose of this Agreement.

12.2 No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Trustee, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

13.      LAW

         This Agreement shall be governed by and construed in accordance with German law.

14.      JURISDICTION

14.1 The Subordinated Lender, the Trustee and the Company irrevocably agree that the place of jurisdiction for any and all disputes arising under or in connection with this Agreement shall be Munich and, for such purposes, irrevocably submit to the jurisdiction of such courts.

14.2     The submission to the jurisdiction of the courts referred to in Clause
         14.1 shall not (and shall not be construed so as to) limit the right of any party hereto to take proceedings in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

                                   SCHEDULE 1
                       FORM OF SENIOR NOTES LOAN AGREEMENT

THIS AGREEMENT has been executed by the parties the day and year first above written.



POOL ACQUISITION HELSINKI OY

By:

Address:

Fax:
Attention:


SANITEC INTERNATIONAL S.A.

By:

Address:

Fax:
Attention:



THE BENEFICIARIES

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH, in its capacity as Senior Agent, Security Agent and Senior Bank


By:

Address:

Fax:
Attention:

THE SENIOR BANKS
BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH


By:
Address:

Tel:
Fax:
Attention:


MIZUHO FINANCIAL GROUP (THE FUJI BANK, LIMITED)


By:
Address:               London Office
                       River Plate House
                       7-11 Finsbury Circus
                       London EC2M 7DH

Tel:                   00 44 207 826 3267
Fax:                   00 44 207 847 2039
Attention:             John Nelson

NORDEA BANK FINLAND PLC (FORMERLY KNOWN AS MERITA BANK PLC)


By:
Address:               Corporate Division
                       Aleksis Kiven katu 3-5
                       FIN - 00020 Nordea-Merita
                       Finland

Tel:                   00 358 9 165 56590
Fax:                   00 358 9 165 52797
Attention:             Riitta Santanen/Hilkka Rautanen


THE ROYAL BANK OF SCOTLAND GMBH


By:
Address:               Feldbergstrasse 35

                       D-60323 Frankfurt am Main

Tel:                   00 49 69 1700 6225
Fax:                   00 49 69 1700 6279
Attention:             Brigitte Mertens/Manuela McMillan


GOLDMAN SACHS CREDIT PARTNERS, L.P.


By:
Address:               Peterborough Court
                       133 Fleet Street
                       London EC4A 2BB

Tel:                   00 44 207 774 5902
Fax:                   00 44 207 552 7070
Attention:             Edouard Dupont

MERRILL LYNCH CAPITAL CORPORATION, NEW YORK


By:
Address:               4 World Financial Center - 7th Floor

                       New York, NY 10080

Tel:                   001 212 449 6187 / 6998
Fax:                   001 212 738 1719
Attention:             Eve Larn/Mark Campbell


THE BANK OF NEW YORK


By:
Address:



Tel:
Fax:
Attention: